UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
May 11, 2016
 Date of Report (date of earliest event reported)
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OpGen, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
(Address of principal executive offices)
(240) 813-1260
(Registrant’s telephone number, including area code)
Not Applicable
 (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)'
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   —   Other Events.

On May 12, 2016, OpGen, Inc. (the ‟Company”) issued a press release pursuant to Rule 135(c) of the Securities Act of 1933, as amended (the ‟Securities Act”), announcing that the Company priced a private placement of its securities. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The foregoing description of the financing is provided pursuant to Rule 135(c) under the Securities Act and does not and shall not constitute an offer to sell or the solicitation of an offer to buy any securities. The securities have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.
Item 9.01  —    Financial Statements and Exhibits.
Exhibit No.	Description
99.1	Press Release, dated May 12, 2016, issued by OpGen, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OpGen, Inc.

Date: May 12, 2016	By:	/s/ Timothy C. Dec
Timothy C. Dec Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Document

99.1	Press Release, dated May 12, 2016, issued by OpGen, Inc.